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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    July 24, 2001
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                         RICHMOND COUNTY FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


         Delaware                  000-23271                  06-1498455
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(State or other jurisdiction    (Commission File            (IRS Employer
     of incorporation)               Number)             Identification No.)


1214 Castleton Avenue, Staten Island, New York                 10310
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       Address of principal executive offices                 Zip Code

Registrant's telephone number, including area code:    (718) 448-2800
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                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEMS 1, 2, 3, 4, 6, 7, 8 AND 9.      NOT APPLICABLE.

ITEM 5.     OTHER EVENTS.

      On July 24, 2001, Richmond County Financial Corp. issued a press release announcing its fourth quarter fiscal 2001 earnings.

      A copy of the press release is attached hereto as Exhibit 99.1.









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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RICHMOND COUNTY FINANCIAL CORP.


                                    Richmond County Financial Corp.
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                                    (Registrant)


July 24, 2001                       /s/ Anthony E. Burke
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Date                                Anthony E. Burke
                                    President and Chief Operating Officer



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                                  EXHIBIT INDEX




    EXHIBIT                        DESCRIPTION
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     99.1              Press release dated July 24, 2001.